EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of Golden Phoenix Minerals, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”). We, Thomas Klein, Chief Executive Officer, and J. Roland Vetter, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 29, 2011	/s/ Thomas Klein
Thomas Klein
Chief Executive Officer
(Principal Executive Officer)

Dated: March 29, 2011	/s/ J. Roland Vetter
J. Roland Vetter
Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)